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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: December 31, 1997
                        (Date of earliest event reported)




                            AMB PROPERTY CORPORATION
             (Exact name of registrant as specified in its charter)



           MARYLAND                 COMMISSION FILE:           94-3281941
 (State or other jurisdiction           1-13545             (I.R.S. Employer
     of incorporation or                                  Identification No.)
        organization)





                              505 MONTGOMERY STREET
                                   FIFTH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111
          (Address of principal executive offices, including zip code)



                                 (415) 394-9000
              (Registrant's telephone number, including area code)




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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.


               On December 31, 1997, AMB Property Corporation (the "Company") acquired a national industrial portfolio of 36 warehouse buildings, comprising an aggregate of approximately 5.5 million square feet, at a purchase price of $215 million, based on arm's length negotiations, plus related closing costs and expenses. The properties were acquired from CP Institutional Partners I, Inc., an unaffiliated third party, as announced in a press release dated January 6, 1998, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The acquisition was financed by $65 million of proceeds from the Company's initial public offering completed on November 26, 1997, and $150 million of borrowings under the Company's unsecured revolving credit facility with a bank group led by Morgan Guaranty Trust Company of New York. A description of the assets acquired was previously reported in the Company's Registration Statement on Form S-11, as amended, declared effective by the Securities and Exchange Commission on November 20, 1997.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of businesses acquired.

               Previously reported in the Company's Registration Statement on Form S-11, as amended, declared effective by the Securities and Exchange Commission on November 20, 1997.

        (b)    Pro forma financial information.

               Previously reported in the Company's Registration Statement on Form S-11, as amended, declared effective by the Securities and Exchange Commission on November 20, 1997.

        (c)    Exhibits.

               Exhibit
                  No.        Description
               -------       -----------

                 99.1        Press Release dated January 6, 1998









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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMB PROPERTY CORPORATION


Date:  January 13, 1998             By:          /s/ S. DAVIS CARNIGLIA
                                        ----------------------------------------
                                        S. Davis Carniglia
                                        Managing Director, Vice President, Chief
                                        Financial Officer, General Counsel and
                                        Secretary













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                                  EXHIBIT INDEX


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                                                                        SEQUENTIALLY
 EXHIBIT                                                                  NUMBERED
   NO.                DESCRIPTION                                           PAGE
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
  99.1                Press Release dated January 6, 1998

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